UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2022

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 9, 2022, Motorsport Games Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Alumni Capital LP (“Alumni Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Company may sell to Alumni Capital up to $2,000,000 (the “Initial Purchase Amount”) of shares of its Class A common stock, par value $0.0001 per share (the “Common Stock”), until December 31, 2023, which amount may increase at the Company’s option to up to $10,000,000 of shares of Common Stock (collectively, the “Purchase Shares”).

Pursuant to the terms of the Purchase Agreement, the Company has the right, but not the obligation, at any time until December 31, 2023, to require Alumni Capital to purchase the number of shares of Common Stock (the “Purchase Notice Shares”) set forth on a written notice from the Company (the “Purchase Notice”). The Company will deliver the Purchase Notice Shares concurrently with the Purchase Notice, which will be deemed delivered on the same business day if Alumni Capital receives the Purchase Notice Shares and the Purchase Notice by 8:00 a.m., New York time, or on the next business day if Alumni Capital receives the Purchase Notice Shares and the Purchase Notice after 8:00 a.m., New York time (the “Purchase Notice Date”). For each Purchase Notice, the Company has the right to select one of the following purchase price options at which to sell the Purchase Notice Shares: (1) the lesser of (i) the volume-weighted average price (“VWAP”) of the Common Stock on the Nasdaq Stock Market for the five business days prior to a Purchase Notice Date multiplied by 90% or (ii) the VWAP of the Common Stock for the business day immediately prior to a Purchase Notice Date multiplied by 90% (“Purchase Price I”), or (2) the lowest daily VWAP of the Common Stock for the four business days after a Purchase Notice Date multiplied by 96% (“Purchase Price II”). Alumni Capital’s committed obligations under a Purchase Notice cannot exceed, in the case that the Company has selected Purchase Price I, the lesser of (i) $500,000 or (ii) 100% of the of the median daily trading volume of the Common Stock over the most recent five business days prior to the Purchase Notice Date (the “ADTV”), or, in the case the Company has selected Purchase Price II, the lesser of (i) $1,000,000 or (ii) the greater of (a) 300% of the ADTV or (b) $300,000. Alumni Capital may not assign its rights and obligations under the Purchase Agreement.

The aggregate number of shares that the Company can sell to Alumni Capital under the Purchase Agreement may in no case exceed 373,284 shares (subject to adjustment) of Common Stock (which is equal to approximately 19.99% of the shares of Common Stock and the Company’s Class B common stock, par value $0.0001 per share, combined, outstanding prior to the execution of the Purchase Agreement) (the “Exchange Cap”), unless shareholder approval is obtained to issue Purchase Shares above the Exchange Cap, in which case the Exchange Cap will no longer apply. In all instances, the Company may not sell shares of its Common Stock to Alumni Capital and its affiliates under the Purchase Agreement if it would result in Alumni Capital beneficially owning more than 9.99% of the outstanding shares of Common Stock.

The Company is issuing $40,000 of shares of Common Stock (the “Initial Commitment Shares”) to Alumni Capital as consideration for Alumni Capital’s commitment to purchase shares of Common Stock at the Company’s direction from time to time under the Purchase Agreement. In the event that the Company exercises its option to increase the Initial Purchase Amount, the Company will issue shares of Common Stock equal to two percent of such increase (together with the Initial Commitment Shares, the “Commitment Shares,” and, together with the Purchase Shares, the “Shares”) to Alumni Capital as consideration for its commitment to purchase shares of Common Stock pursuant to the Purchase Agreement. The Purchase Agreement contains customary representations, warranties, covenants, closing conditions, indemnification and termination provisions. Alumni Capital has covenanted not to cause or engage in any manner whatsoever, any short selling or hedging of the Common Stock.

There are no limitations on the use of proceeds, financial or business covenants, restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Company may deliver Purchase Notices under the Purchase Agreement from time to time and under the limitations contained in the Purchase Agreement. Any proceeds that the Company receives under the Purchase Agreement are expected to be used for general corporate purposes, which may include product development and other business purposes.

The issuance of the shares of Common Stock has been registered pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-262462) (the “Registration Statement”), and the related base prospectus included in the Registration Statement, as supplemented by a prospectus supplement filed on December 9, 2022. Snell & Wilmer L.L.P., counsel to the Company, has issued a legal opinion relating to the shares of Common Stock issuable under the Purchase Agreement. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing summary is incomplete and qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock discussed herein, nor shall there be any offer, solicitation or sale of the shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01.	Regulation FD Disclosure.

On December 9, 2022, the Company issued a press release with respect to the transactions described above, which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings except as shall be expressly set forth by specific reference in such a filing or document. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which include, but are not limited to, statements related to the Company’s ability to raise funds under the Purchase Agreement or the Company’s anticipated use of the proceeds from the offering described above, if any, and the timing thereof. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this report. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Examples of such risks and uncertainties include, but are not limited to, sales of shares under the Purchase Agreement impacting the price of the Company’s Class A common stock; the Company’s inability to raise funds under the Purchase Agreement due to certain limitations under the Purchase Agreement; less than expected results from the proceeds raised from any transaction under the Purchase Agreement; difficulties, delays or less than expected results in achieving the Company’s growth plans, objectives and expectations, such as due to a slower than anticipated economic recovery and/or the Company’s inability, in whole or in part, to continue to execute its business strategies and plans; difficulties, delays in or unanticipated events that may impact the timing and scope of new or planned products, features, events or other offerings, such as due to difficulties or delays in using its product development personnel in Russia due to the Russia invasion of Ukraine and the related sanctions and/or more restrictive sanctions rendering transacting in the region more difficult or costly and/or difficulties and/or delays arising out of any resurgence of the ongoing and prolonged COVID-19 pandemic; less than expected benefits from implementing the Company’s management strategies and/or adverse economic, market and geopolitical conditions that negatively impact industry trends, such as significant changes in the labor markets, an extended or higher than expected inflationary environment (such as the impact on consumer discretionary spending as a result of significant increases in energy and gas prices which have been increasing since early in 2020), a higher interest rate environment, tax increases impacting consumer discretionary spending and or quantitative easing that results in higher interest rates that negatively impact consumers’ discretionary spending, or adverse developments relating to the Russia invasion of Ukraine; greater than anticipated negative operating cash flows such as due to higher than expected development costs, higher interest rates and/or higher inflation; difficulties and/or delays in resolving our liquidity and capital requirements, including without limitation, difficulties in securing funding that is on commercially acceptable terms to us or at all; and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form 10-Q filed with the SEC during 2022, as well as in its subsequent filings with the SEC. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the Company will be able to raise funds under the Purchase Agreement when desired based on the various terms and conditions in the Purchase Agreement that may restrict the Company’s ability to require Alumni Capital to buy shares at certain times, or that other expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Snell & Wilmer L.L.P.

10.1	Purchase Agreement, dated as of December 9, 2022, between Motorsport Games Inc. and Alumni Capital LP

23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)

99.1	Press Release dated December 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: December 9, 2022	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Snell & Wilmer L.L.P.
10.1	Purchase Agreement, dated as of December 9, 2022, between Motorsport Games Inc. and Alumni Capital LP
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)
99.1	Press Release dated December 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)